Summary of Significant Accounting Policies	12 Months Ended
Mar. 31, 2012
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
2. Summary of Significant Accounting Policies

Principles of consolidation - The consolidated financial statements, prepared in accordance with generally accepted accounting principles in the United States of America, include the assets, liabilities, revenues, expenses and cash flows of all subsidiaries. Intercompany balances, transactions and cash flows are eliminated on consolidation.

Goodwill - The excess purchase price over the fair value of net assets acquired is recorded on the balance sheet as goodwill. The Company adopted Accounting Standards Codification (“ASC”) No. 350, “Intangibles — Goodwill and Other”, which requires the carrying value of goodwill to be evaluated for impairment on an annual basis or more frequently if impairment indicators arise. The Company regularly conducted annual impairment evaluation. The impairment test requires the Company to estimate the fair value of our reporting units. If the carrying value of a reporting unit exceeds its fair value, the goodwill of that reporting unit is potentially impaired and the Company proceeds to step two of the impairment analysis. In the second step, the implied fair value of the reporting unit’s goodwill is determined by allocating the reporting unit’s fair value to all of its assets and liabilities other than goodwill (including any unrecognized intangible assets) in a manner similar to a purchase price allocation. The resulting implied fair value of the goodwill that results from the application of the second step is then compared to the carrying amount of the goodwill and an impairment charge is recorded for the difference. The assumptions used in the estimate of fair value are generally consistent with the past performance of each reporting unit and are consistent with the projections and assumptions that are used in current operating plans. Such assumptions are subject to change as a result of changing economic and competitive conditions.

Cash and cash equivalents - Cash and cash equivalents include cash on hand, cash accounts, interest bearing savings accounts and time certificates of deposit with a maturity of three months or less when purchased.

Marketable securities - All marketable securities are classified as trading securities and are stated at fair market value. Market value is determined by the most recently traded price of the security at the balance sheet date. Net realized and unrealized gains and losses on trading securities are included in non-operating income. The cost of investments sold is based on the average cost method and interest earned is included in non-operating income.

Available-for-sale securities - Available-for-sale securities are investments in debt securities that have readily determinable fair values not classified as trading securities or as held-to-maturity securities. All available-for-sale securities are carried at fair value and represent securities that are available to meet liquidity and/or other needs of the Company. Gains and losses are recognized and reported separately in the consolidated statements of operations upon realization or when impairment of values is deemed to be other than temporary. In estimating other-than temporary impairment losses, management considers, (i) the length of time and the extent to which the fair value has been less than cost, (ii) the financial condition and near-term prospects of the issuer, and (iii) the intent and ability of the Company to retain its investment in the issuer for a period of time sufficient to allow for anticipated recovery in fair value. Gains or losses are recognized using the specific identification method. Unrealized holding gains and losses for securities available-for-sale are excluded from the consolidated statements of operations and reported net of taxes in the accumulated other comprehensive income component of shareholders’ equity until realized.

Inventories - Inventories are stated at the lower of cost or market. Cost is determined on the weighted average basis. Work-in-progress and finished goods inventories consist of raw materials, direct labour and overhead associated with the manufacturing process. The Company periodically performs an analysis of inventory to determine obsolete or slow-moving inventory and determine if its cost exceeds the estimated market value. Write down of potentially obsolete or slow-moving inventory are recorded based on management’s analysis of inventory levels.

Property, plant and equipment - Property, plant and equipment is stated at cost including the cost of improvements. Maintenance and repairs are charged to expense as incurred. Depreciation and amortization are provided on the straight line method based on the estimated useful lives of the assets as follows:

Leasehold land and buildings	30 – 50 years
Plant and machinery	5 – 15 years
Furniture, fixtures and equipment	4 – 5 years
Motor vehicles	3 – 5 years
Leasehold improvements	2 – 5years

Leases - Leases are classified at the inception date as either a capital lease or an operating lease. For the lessee, a lease is a capital lease if any of the following conditions exist: a) ownership is transferred to the lessee by the end of the lease term, b) there is a bargain purchase option, c) the lease term is at least 75% of the property’s estimated remaining economic life or d) the present value of the minimum lease payments at the beginning of the lease term is 90% or more of the fair value of the leased property to the lessor at the inception date. A capital lease is accounted for as if there was an acquisition of an asset and an incurrence of an obligation at the inception of the lease. All other leases are accounted for as operating leases, the total rental payments made under the leases are recognized in the consolidated statement of operations as incurred. The Company has no capital leases for any of the periods presented.

Impairment of long-lived assets - Long-lived assets are included in impairment evaluations when events and circumstances exist that indicate the carrying value of these assets may not be recoverable. In accordance with ASC No. 360, “Property, Plant and Equipment”, the Company assesses the recoverability of the carrying value of long-lived assets by first grouping its long-lived assets with other assets and liabilities at the lowest level for which identifiable cash flows largely independent of the cash flows of other assets and liabilities (the asset group) and, secondly, estimating the undiscounted future cash flows that are directly associated with and expected to arise from the use of and eventual disposition of such asset group. The Company estimates the undiscounted cash flows over the remaining useful life of the primary asset within the asset group. If the carrying value of the asset group exceeds the estimated undiscounted cash flows, the Company records an impairment charge to the extent the carrying value of the long-lived asset exceeds its fair value. The Company determines fair value through quoted market prices in active markets or, if quotations of market prices are unavailable, through the performance of internal analysis using a discounted cash flow methodology. The undiscounted and discounted cash flow analyses based on a number of estimates and assumptions, including the expected period over which the asset will be utilized, projected future operating results of the asset group, discount rate and long-term growth rate.

In the evaluations of undiscounted projected cash-flows associated with those assets, the Company assessed that the carrying value of long-lived assets at March 31, 2010 and 2011 to be less than the fair value and the sum of undiscounted cash flows. Accordingly, the Company impaired that the carrying values of long-lived assets of $8 and $4,474 during the years ended March 31, 2010 and 2011, respectively.

Revenue recognition - Sales of goods are recognized when goods are shipped, title of goods sold has passed to the purchaser, the price is fixed or determinable as stated on the sales contracts and/or orders, and its collectability is reasonably assured. Customers do not have a general right of return on products shipped. The Company permits the return of damaged or defective products and accounts for these actual returns as deduction from sales. Products returns to the Company were insignificant during past years.

Comprehensive loss - Other comprehensive loss for the year ended March 31, 2012 represented unrealized loss on available-for-sale securities and were included in the consolidated statement of operations and comprehensive income (loss).

Allowance for doubtful account - The Company regularly monitors and assesses the risk of not collecting amounts owed to the Company by customers. This evaluation is based upon a variety of factors including: ongoing credit evaluations of its customers’ financial condition, an analysis of amounts current and past due along with relevant history and facts particular to the customer. Based upon the results of this analysis, the Company records an allowance for uncollectible accounts for this risk. This analysis requires the Company to make significant estimates, and changes in facts and circumstances could result in material changes in the allowance for doubtful accounts. Unanticipated changes in the liquidity or financial position of the Company’s customers may require additional provisions for doubtful accounts.

Shipping and handling cost - Shipping and handling costs related to the delivery of finished goods are included in selling expenses. During the years ended March 31, 2010, 2011 and 2012, shipping and handling costs expensed to selling expenses were $985, $863 and $762, respectively.

Income taxes - Income taxes are provided on an asset and liability approach for financial accounting and reporting of income taxes. Any China tax paid by subsidiaries during the year is recorded. Deferred income taxes are recognized for all significant temporary differences at enacted rates and classified as current or non-current based upon the classification of the related asset or liability in the financial statements. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all, the deferred tax asset will not be realized. The Company classifies interest and/or penalties related to unrecognized tax benefits, if any, as a component of income tax provisions.

The Company adopted the provisions of ASC No. 740 “Income Taxes” (“ASC 740”), which clarifies the accounting for uncertainty in income taxes recognized by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC 740 also provides accounting guidance on de-recognition, classification, interest and penalties, disclosure and transition.

Foreign currency translation - The consolidated financial statements of the Company are presented in U.S. dollars as the Company is incorporated in the British Virgin Islands where the currency is the U.S. dollar. The Company’s subsidiaries conduct substantially all of their business in Hong Kong dollars, Chinese Renminbi or U.S. dollars. The exchange rates between the Hong Kong dollars and the U.S. dollar were approximately 7.7597, 7.7965 and 7.7677 as of March 31, 2010, 2011 and 2012, respectively. The exchange rates between the Chinese Renminbi and the U.S. dollar were approximately 6.8417, 6.583 and 6.316 as of March 31, 2010, 2011, and 2012, respectively.

All transactions in currencies other than functional currency during the year are translated at the exchange rates prevailing on the transaction dates. Monetary items existing at the balance sheet date denominated in currencies other than the functional currency are translated at period end rates. Gains and losses resulting from the translation of foreign currency transactions and balances are included in the consolidated statement of operations.

Aggregate net foreign currency transaction gain (loss) included in other income were $(43), $(372) and $266 for the years ended March 31, 2010, 2011 and 2012, respectively.

Prior to January 1, 2009, the functional currencies of the Company’s subsidiaries were Hong Kong dollars and Chinese Renminbi. Effective January 1, 2009, the functional currencies of all the Company’s subsidiaries were changed to U.S. dollars. The U.S. dollar is considered by management to be the most appropriate functional currency of the Company’s subsidiaries because over the years, and especially in our year ended March 31, 2009, most of our customers have contracted with the Company’s subsidiaries in U.S. dollars.

During the years ended March 31, 2010, 2011 and 2012, 62.7%, 55.1% and 54.1% of our sales of plastic products were denominated in U.S. dollars, respectively. During the years ended March 31, 2010, 2011 and 2012, 95%, 99.8% and 100%, respectively, of sales of products in our electronics segment were denominated in U.S. dollars.

Primarily because of the stability of the exchange rate between the Hong Kong dollar and the U.S. dollar, which has existed since the Hong Kong government pegged the exchange rate at HK$7.80 to US$1.00 in 1983, and, to a lesser degree, because steady appreciation of the Chinese Renminbi to the U.S. dollar, beginning around July 1, 2008, and the relative stability in the exchange rate of the Chinese Renminbi to the U.S. dollar since then, the actual effect of the change in the functional currency to the U.S. dollar was immaterial to the Company’s results of operations, liquidity and cash flows for the years ended March 31, 2009 and March 31, 2010.

Irrespective of the Company’s functional currency, however, if the exchange rate of the Chinese Renminbi to U.S. dollar again becomes volatile, the Company’s results of operations would be affected, positively or negatively, depending on the amounts of expenses the Company’s subsidiaries pay in Chinese Renminbi and whether the Chinese Renminbi depreciates or appreciates to the U.S. dollar. The exchange rate of the Chinese Renminbi resumed significant appreciation to the US dollar beginning in June 2010 when China’s central bank announced that it planned to introduce more flexibility in the management of China’s currency and appreciated approximately 7.7% at March 31, 2012 from the exchange rate at March 31, 2010. Accordingly, the Company’s operating expenses increased, and the Company’s results of operations were negatively impacted, by the appreciation of the Chinese Renminbi to US dollar during the year ended March 31, 2012. If the Chinese Renminbi continues appreciating to the U.S. dollar, our operating costs would continue to increase and our financial results would be adversely affected.

Post-retirement and post-employment benefits - The Company and its subsidiaries contribute to a state pension scheme in respect of its Chinese employees.

Stock-based compensation - The Company adopts ASC No. 718, “Compensation — Stock Compensation”, which requires that share-based payment transactions with employees, such as share options, be measured based on the grant-date fair value of the equity instrument issued and recognized as compensation expense over the requisite service period, with a corresponding addition to equity. Under this method, compensation cost related to employee share options or similar equity instruments is measured at the grant date based on the fair value of the award and is recognized over the period during which an employee is required to provide service in exchange for the award, which generally is the vesting period.

For the years ended March 31, 2010, 2011 and 2012, the Company records stock-based compensation expenses amounted to $125, $nil and $549 in the consolidated statements of operations, respectively. There is no tax benefit recognized in relation to the stock-based compensation expenses incurred for the three years.

The fair value of options granted in the years ended March 31, 2010, 2011, and 2012 were estimated using the Binomial option pricing model with the following assumptions:

	2010	2011	2012
Risk-free interest rate — weighted average	2.88%	N/A	2.07%
Expected life of options — weighted average	10 years	N/A	10 years
Stock volatility	47.08%	N/A	43.90%
Expected dividend yield	6.61%	N/A	5.83%

The Company applied judgment in estimating key assumptions in determining the fair value of the stock options on the date of grant. The Company used historical data to estimate the expected life of options, stock volatility and expected dividend yield. The risk-free interest rate of the option was based on the 10 years U.S. Treasury yield at time of grant.

Net income (loss) per share - Basic net income (loss) per share is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share gives effect to all dilutive potential common shares outstanding during the period. The weighted average number of common shares outstanding is adjusted to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued. In computing the dilutive effect of potential common shares, the average stock price for the period is used in determining the number of treasury shares assumed to be purchased with the proceeds from the exercise of options.

Basic net income (loss) per share and diluted net income (loss) per share calculated in accordance with ASC No. 260, “Earnings Per Share”, are reconciled as follows (shares in thousands):

	Year ended March 31,
	2010	2011	2012
Net income (loss) attributable to Deswell Industries, Inc.	$1,499	$(8,114)	$(1,461)
Basic net income (loss) per share	$0.09	$(0.50)	$(0.09)
Basic weighted average common shares outstanding	15,965	16,193	16,197
Effect of dilutive securities — Options	74	—	10
Diluted weighted average common and potential common shares outstanding	16,039	16,193	16,207
Diluted net income (loss) per share	$0.09	$(0.50)	$(0.09)

For the years ended March 31, 2010, 2011 and 2012, potential common shares of 668,500, 668,500 and 668,500 shares related to stock options are excluded from the computation of diluted net income (loss) per share as their exercise prices were higher than the average market price.

19,000 shares related to stock options are excluded from the calculations of diluted net loss per share for the year ended March 31, 2011 because their inclusion would have been anti-dilutive.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair value of financial instruments - The fair value of a financial instrument is defined as the exchange price that would be received from an asset or paid to transfer a liability (as exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. The carrying amounts of financial assets and liabilities, such as cash and cash equivalents, time deposits, accounts receivable, prepaid expenses and other current assets, accounts payable, and other current liabilities, approximate their fair values because of the short maturity of these instruments and market rates of interest.

Fair Value Measurements - The Company has adopted ASC No. 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. It does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information.

Its establishes a three-level valuation hierarchy of valuation techniques based on observable and unobservable inputs, which may be used to measure fair value and include the following:

Level 1 - Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain securities that are highly liquid and are actively traded in over-the-counter markets.

Level 2 - Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques based on significant unobservable inputs, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Classification within the hierarchy is determined based on the lowest level of input that is significant to the fair value measurement.

Recent changes in accounting standards - In May 2011, the FASB issued ASU 2011-04 “Fair Value Measurement (Topic 820) Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. This pronouncement is an authoritative guidance to amend certain measurement and disclosure requirements related to fair value measurements to improve consistency with international reporting standards. In addition, ASU 2011-04 expanded the required disclosures around fair value measurements including (i) reporting the level in the fair value hierarchy used to value assets and liabilities which are not measured at fair value, but where fair value is disclosed, and (ii) qualitative disclosures about the sensitivity of Level 3 fair value measurements to changes in unobservable inputs used. This guidance is effective prospectively for public entities for interim and annual reporting periods beginning after December 15, 2011, with early adoption by public entities prohibited, and is applicable to the Company’s fiscal quarter beginning April 1, 2012. The Company is currently evaluating this guidance, but does not expect its adoption will have a material effect on its consolidated financial statements.

In June 2011, the FASB issued ASU 2011-05 “Comprehensive Income (Topic 220) Presentation of Comprehensive Income”. This pronouncement is an authoritative guidance on the presentation of comprehensive income that will require a company to present components of net income and other comprehensive income in one continuous statement or in two separate, but consecutive statements. There are no changes to the components that are recognized in net income or other comprehensive income under current GAAP. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011, with early adoption permitted. It is applicable to the Company’s interim periods within the fiscal year beginning April 1, 2012. The Company is currently evaluating this guidance, but does not expect its adoption will have a material effect on its consolidated financial statements.

In September 2011, the FASB issued an amendment to ASC Topic 350, in ASU 2011-08 “Intangibles-Goodwill and Other (Topic 350): Testing Goodwill for Impairment”, which simplifies how entities test goodwill for impairment. Under the amendment, an entity has the option to first assess qualitative factors to determine whether the existence of events or circumstances leads the entity to determine that it is more likely than not that its fair value is less than its carrying amount. If after assessing the totality of events or circumstances, an entity determines that it is not more likely than not that the fair value of the reporting unit is less than its carrying amount, then the two-step impairment test for goodwill is unnecessary. If the entity concludes otherwise, then it is required to test goodwill for impairment under the two-step process as described under paragraphs 350-20-35-4 of the ASC. If the carrying amount of a reporting unit exceeds its fair value, then the entity is required to perform the second step of the goodwill impairment test to measure the amount of the impairment loss, if any, as described in paragraph 350-20-35-9 of the ASC. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011 and early adoption is permitted. The Company is currently evaluating the impact of adopting this amendment, but does not expect its adoption will have a material effect on its consolidated financial statements.

The Company has considered all new accounting pronouncements and has concluded that there are no new pronouncements that may have a material impact on results of operations, financial condition, or cash flows, based on current information.